UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): June 26, 2006


                         VOLT INFORMATION SCIENCES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          New York                      1-9232                   13-5658129
-----------------------------        --------------         --------------------
(State or Other Jurisdiction          (Commission              (I.R.S.Employer
      of Incorporation)               File Number)           Identification No.)


560 Lexington Avenue, New York, New York                            10022
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)


                                 (212) 704-2400
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     To correct the Company's presentation of restricted cash, the Company amended its Annual Report on Form 10-K for the fiscal year ended October 30, 2005 and its Quarterly Report on Form 10-Q for the three months ended January 29, 2006 by filing on June 22, 2006 Forms 10-K/A and 10-Q/A.

     A second amendment to these reports is being filed on June 27, 2006 to clarify that the changes were made to correct errors in the presentation of restricted cash on the company's balance sheets and statements of cash flows.

     The changes noted herein do not have an effect on the Company's results of operations or financial condition.

     The amendments corrected an error in the way the Company had previously presented (i) cash and cash equivalents and restricted cash to show them as separate line items on its balance sheets and (ii) changes in restricted cash and payables related to restricted cash on its statement of cash flows to show them under cash from investing activities rather than under cash from operating activities. Conforming changes were also made in the Management Discussion and Analysis section and Note A to the Consolidated Financial Statements.


     The effect of the change in presentation to the effected line items on the applicable financial statements was as follows:

Balance Sheets (in thousands)
-----------------------------

                                                        October 30,  October 31,
                                                           2005         2004
                                                        -----------  -----------

Cash and cash equivalents including restricted cash of
$26,131 (2005) and $43,722 (2004) - as previously
reported                                                   $88,119      $88,031
  Change                                                   (26,131)     (43,722)
                                                        -----------  -----------
Cash and cash equivalents - as restated                    $61,988      $44,309
                                                        ===========  ===========

Restricted cash - as previously reported                        $0           $0
  Change                                                    26,131       43,722
                                                        -----------  -----------
Restricted Cash - as restated                              $26,131      $43,722
                                                        ===========  ===========

Statements of Cash Flows (in thousands)
---------------------------------------

                                                                   Year Ended                    Three Month Ended
                                                                   -----------               ------------------------
                                                       October 30, October 31,  November 2,  January 29,  January 31,
                                                           2005       2004         2003         2006         2005
                                                       ----------- -----------  -----------  -----------  -----------

Cash provided by (applied to) operating activities:
Changes to operating assets and liabilities net of
assets acquired:
Accounts payable - as previously reported                ($19,110)    $37,149        ($864)    ($17,000)    ($13,180)
  Change                                                   17,591     (24,852)      (7,412)       3,599       11,178
                                                       ----------- -----------  -----------  -----------  -----------
Accounts Payable - as restated                            ($1,519)    $12,297      ($8,276)    ($13,401)      $2,002
                                                       =========== ===========  ===========  ===========  ===========

Net cash provided by operating activities
- as previously reported                                  $27,477     $31,202      $36,175      $33,036       $4,207
  Change                                                   17,591     (24,852)      (7,412)       3,599       11,178
                                                       ----------- -----------  -----------  -----------  -----------
Net cash provided by operation activities
- as restated                                             $45,068      $6,350      $28,763      $36,635      $15,385
                                                       =========== ===========  ===========  ===========  ===========

Net cash (used in) provided by investing activities -
as previously reported                                   ($26,411)   ($10,111)    ($17,435)    ($49,153)      $5,723
  Decrease (increase) in restricted cash                   17,591     (24,852)      (7,412)
  (Decrease) increase in payables related to
  restricted cash                                         (17,591)     24,852        7,412       (3,599)     (11,178)
                                                       ----------- -----------  -----------  -----------  -----------

Net cash used in investing activities
- as restated                                            ($26,411)   ($10,111)    ($17,435)    ($52,752)     ($5,455)
                                                       =========== ===========  ===========  ===========  ===========

Net increase in cash and cash equivalents - as
previously reported                                           $88     $25,974      $18,437
  Change                                                   17,591     (24,852)      (7,412)
                                                       ----------- -----------  -----------
Net increase in cash and cash equivalents - as
restated                                                  $17,679      $1,122      $11,025
                                                       =========== ===========  ===========

---------------------------------------------------------------------------------------------------------------------


                               S I G N A T U R E S
                               -------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                VOLT INFORMATION SCIENCES, INC.


Date  June 27, 2006                             By: /s/ Jack Egan
                                                --------------------------------
                                                Jack Egan, Senior Vice President


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